3Q18 Financial Results October 12, 2018

3Q18 Financial highlights ROTCE1 Common equity Tier 12 Net payout LTM3 17% 12.0% 96%  3Q18 net income of $8.4B and EPS of $2.34  Managed revenue of $27.8B4  Expense of $15.6B and managed overhead ratio of 56%4  Fortress balance sheet  Average core loans5 ex-CIB up 6% YoY and 2% QoQ  Basel III Fully Phased-In CET1 capital of $185B2 and Standardized CET1 ratio of 12.0%2  Delivered strong capital return  $6.9B6 distributed to shareholders in 3Q18, including $4.2B of net repurchases  Common dividend of $0.80 per share 1 See note 2 on slide 10 2 Represents the estimated common equity Tier 1 (“CET1”) capital and ratio under the Basel III Fully Phased-In capital rules to which the Firm will be subject as of January 1, 2019. See note 6 on slide 10 3 Last twelve months (“LTM”). Net of stock issued to employees 4 See note 1 on slide 10 5 See note 7 on slide 10 1 6 Net of stock issued to employees

3Q18 Financial results[1]

$B, excluding EPS

	3Q18	$ O/(U) 2Q18	$ O/(U) 3Q17
Net interest income	$14.1	$0.4	$0.9
Noninterest revenue	13.8	(1.0)	0.4
Managed revenue[1]	27.8	(0.6)	1.4
Expense	15.6	(0.3)	1.1
Credit costs	0.9	(0.3)	(0.5)
Reported net income	$8.4	$0.1	$1.6
Net income applicable to common stockholders	$7.9	$0.1	$1.7
Reported EPS	$2.34	$0.05	$0.58
ROE[2]	14%	14%	11%
ROTCE[2,3]	17	17	13
Overhead ratio – managed[1,2]	56	56	55
Memo: Adjusted expense[4]	$15.6	($0.4)	$0.9
Memo: Adjusted overhead ratio[1,2,4]	56%	56%	55%

$B	3Q18	2Q18	3Q17
Net charge-offs	$1.0	$1.3	$1.3
Reserve build/(release)	(0.1)	(0.0)	0.2
Credit costs	$0.9	$1.2	$1.5

3Q18 Tax rate
Effective rate: 21.6%
Managed rate: 25.5%[1,5]

3Q18	ROE	O/H ratio
CCB	31%	53%
CIB	14%	59%
CB	21%	38%
AWM	31%	73%

- Firmwide total credit reserves of $14.2B
  - Consumer reserves of $9.2B – build of $150mm in Card and release of $250mm in Home Lending PCI[6]
  - Wholesale reserves of $5.0B

Note: Totals may not sum due to rounding
[1] See note 1 on slide 10
[2] Actual numbers for all periods, not over/(under)
[3] See note 2 on slide 10
[4] See note 3 on slide 10
[5] Reflects fully taxable-equivalent adjustments ("FTE") of $562mm in 3Q18, compared to $874mm in 3Q17
[6] Purchased credit-impaired ("PCI") loans represents certain loans that were acquired and deemed to be credit-impaired on the acquisition date

2

JPMORGAN CHASE & CO.

Fortress balance sheet and capital $B, except per share data 3Q18 2Q18 3Q17 Basel III Standardized Fully Phased-In1 CET1 capital $185 $185 $187 3Q18 Basel III CET1 capital ratio Advanced Fully 12.0% 12.0% 12.4% Phased-In of 12.9%1 Tier 1 capital $211 $210 $212 Tier 1 capital ratio 13.6% 13.6% 14.0% Total capital $238 $238 $242 Total capital ratio 15.4% 15.4% 16.0% Risk-weighted assets $1,547 $1,543 $1,510 Firm SLR2 6.5% 6.5% 6.6% Total assets (EOP) $2,615 $2,590 $2,563 Tangible common equity (EOP)3 $185 $185 $187 Tangible book value per share3 $55.68 $55.14 $54.03 1 Estimated for the current period. The prior year risk-weighted assets, as well as the ratios, have been revised to conform with the current period presentation. Reflects the capital rules to which the Firm will be subject as of January 1, 2019. See note 6 on slide 10 2 Estimated for the current period. Reflects the supplementary leverage ratio (“SLR”) which was effective as of January 1, 2018. See note 6 on slide 10 3 See note 2 on slide 10 3

Consumer & Community Banking[1]

$mm

	3Q18	$ O/(U) 2Q18	$ O/(U) 3Q17
Revenue	$13,290	$793	$1,257
Consumer & Business Banking	6,385	254	977
Home Lending	1,306	(41)	(252)
Card, Merchant Services & Auto	5,599	580	532
Expense	6,982	103	487
Credit costs	980	(128)	(537)
Net charge-offs	1,080	(28)	(137)
Change in allowance	(100)	(100)	(400)
Net income	$4,086	$674	$1,533

Key drivers/statistics ($B)[2]

	3Q18	2Q18	3Q17
Equity	$51.0	$51.0	$51.0
ROE	31%	26%	19%
Overhead ratio	53	55	54
Average loans	$479.6	$475.7	$469.8
Average deposits	674.2	673.8	645.7
Active mobile customers (mm)	32.5	31.7	29.3
Debit & credit card sales volume	$259.0	$255.0	$231.1

- Average loans up 2% and core loans up 6% YoY
- Average deposits up 4% YoY
- Active mobile customers up 11% YoY
- Client investment assets up 14% YoY
- Credit card sales up 12% YoY; merchant processing volume up 14% YoY

Financial performance

- Net income of $4.1B
- Revenue of $13.3B, up 10% YoY, driven by higher NII on higher deposit and card margins and balance growth
- Expense of $7.0B, up 7% YoY, driven by investments in technology and higher auto lease depreciation
- Credit costs of $980mm, down $537mm YoY
  - Home Lending: $250mm PCI reserve release; net recovery largely driven by a loan sale
  - Card: reserve build of $150mm this quarter vs. a $300mm build in 3Q17

Key drivers/statistics ($B) – detail by business

	3Q18	2Q18	3Q17
Consumer & Business Banking			
Average Business Banking loans	$24.1	$23.9	$23.2
Business Banking loan originations	1.6	1.9	1.7
Client investment assets (EOP)	298.4	283.7	262.5
Deposit margin	2.43%	2.36%	2.02%
Home Lending			
Average loans	$242.9	$241.5	$238.2
Loan originations[3]	22.5	21.5	26.9
EOP total loans serviced	798.6	802.6	821.6
Net charge-off/(recovery) rate[4]	(0.21)%	(0.29)%	0.02%
Card, Merchant Services & Auto			
Card average loans	$146.3	$142.7	$141.2
Auto average loans and leased assets	83.2	83.8	80.8
Auto loan and lease originations	8.1	8.3	8.8
Card net charge-off rate	2.91%	3.27%	2.87%
Card Services net revenue rate	11.50	10.38	10.95
Credit Card sales volume[5]	$176.0	$174.0	$157.7
Merchant processing volume	343.8	330.8	301.6

[1] See note 1 on slide 10
For additional footnotes see slide 11

4

JPMorgan Chase & Co.

Corporate & Investment Bank[1]

$mm

	3Q18	$ O/(U) 2Q18	$ O/(U) 3Q17
Revenue	$8,805	($1,118)	$190
Investment banking revenue	1,731	(218)	1
Treasury Services	1,183	2	125
Lending	331	10	–
Total Banking	3,245	(206)	126
Fixed Income Markets	2,844	(609)	(320)
Equity Markets	1,595	(364)	232
Securities Services	1,057	(46)	50
Credit Adjustments & Other	64	107	102
Total Markets & Investor Services	5,560	(912)	64
Expense	5,175	(228)	382
Credit costs	(42)	(100)	(16)
Net income	$2,626	($572)	$80

Key drivers/statistics ($B)[2]

	3Q18	2Q18	3Q17
Equity	$70.0	$70.0	$70.0
ROE	14%	17%	13%
Overhead ratio	59	54	56
Comp/revenue	27	27	27
IB fees ($mm)	$1,823	$2,139	$1,844
Average loans	122.7	119.9	112.5
Average client deposits[3]	434.8	433.6	421.6
Assets under custody ($T)	24.4	24.2	22.7
ALL/EOP loans ex-conduits and trade[4]	1.27%	1.27%	1.79%
Net charge-off/(recovery) rate[4]	(0.14)	0.40	0.07
Average VaR ($mm)	$33	$33	$30

Financial performance

- Net income of $2.6B on revenue of $8.8B
- Banking revenue
  - IB revenue of $1.7B, flat YoY
    - Ranked #1 in Global IB fees YTD 2018
  - Treasury Services revenue of $1.2B, up 12% YoY, predominantly driven by higher rates and operating deposit growth
- Markets & Investor Services revenue
  - Markets revenue of $4.4B, down 2% YoY, or up 1% YoY excluding the impact of tax reform[5]
    - Fixed Income Markets revenue of $2.8B, down 10% YoY, or down 6% YoY excluding the impact of tax reform[5]
    - Equity Markets revenue of $1.6B, up 17% YoY, with higher revenue across products, reflecting strong client activity
  - Securities Services revenue of $1.1B, up 5% YoY, driven by higher rates and operating deposit growth, as well as higher asset-based fees from new client activity
- Expense of $5.2B, up 8% YoY, predominantly due to higher legal expense, higher compensation expense largely driven by investments in technology and bankers, and higher volume-related transaction costs
- Credit costs benefit of $42mm driven by a net recovery related to a loan sale

[1] See note 1 on slide 10
For additional footnotes see slide 11

5

JPMORGAN CHASE & CO.

Commercial Banking[1]

$mm

	3Q18	$ O/(U) 2Q18	3Q17
Revenue	$2,271	($45)	$125
Middle Market Banking	935	16	87
Corporate Client Banking	749	(58)	61
Commercial Term Lending	339	(5)	(28)
Real Estate Banking	175	5	18
Other	73	(3)	(13)
Expense	853	9	53
Credit costs	(15)	(58)	32
Net income	$1,089	$2	$208

Key drivers/statistics ($B)[2]

Equity	$20.0	$20.0	$20.0
ROE	21%	21%	17%
Overhead ratio	38	36	37
Gross IB Revenue ($mm)	$581	$739	$578
Average loans	207.2	205.6	200.2
Average client deposits	168.2	170.7	176.2
Allowance for loan losses	2.6	2.6	2.6
Nonaccrual loans	0.5	0.5	0.7
Net charge-off/(recovery) rate[3]	(0.03)%	0.07%	0.04%
ALL/loans[3]	1.28	1.27	1.30

Financial performance

- Net income of $1.1B
- Revenue of $2.3B, up 6% YoY
  - Net interest income of $1.7B, up 9% YoY, driven by higher deposit margins
  - Gross IB revenue of $581mm, flat YoY
- Expense of $853mm, up 7% YoY on investments in banker coverage and technology
- Credit costs benefit of $15mm
  - Net recovery of 3 bps
- Average loan balances of $207B, up 4% YoY and 1% QoQ
  - C&I[4] up 4% YoY and flat QoQ
  - CRE[4] up 3% YoY and up 1% QoQ
- Average client deposits of $168B, down 5% YoY

[1] See note 1 on slide 10
For additional footnotes see slide 11

6

JPMorgan Chase & Co.

Asset & Wealth Management1 $mm Financial performance $ O/(U)  Net income of $724mm 3Q18 2Q18 3Q17  Revenue of $3.6B, up 3% YoY, driven by higher management Revenue $3,559 ($13) $87 fees and strong banking results Asset Management 1,827 1 13 Wealth Management 1,732 (14) 74  Expense of $2.6B, up 7% YoY, driven by investments in advisors Expense 2,585 19 177 and technology Credit costs 23 21 15  Net income $724 ($31) $50 AUM of $2.1T, up 7% YoY  Client assets of $2.9T, up 7% YoY Key drivers/statistics ($B)2  Net inflows of $8B into long-term products and $14B into liquidity Equity $9.0 $9.0 $9.0 products ROE 31% 33% 29%  Average loan balances of $141B, up 12% YoY Pretax margin 27 28 30 Assets under management (AUM) $2,077 $2,028 $1,945  Average deposit balances of $133B, down 8% YoY Client assets 2,867 2,799 2,678 Average loans 140.6 136.7 125.4 Average deposits 133.0 139.6 144.5 1 See note 1 on slide 10 2 Actual numbers for all periods, not over/(under) 7

Corporate1 $mm Financial performance $ O/(U) Treasury and CIO 3Q18 2Q18 3Q17  Net Income of $96mm, up $21mm YoY, primarily driven by Treasury and CIO $96 $249 $21 higher rates Other Corporate (241) (258) (244) Net income ($145) ($9) ($223) Other Corporate  Net loss of $241mm includes markdowns of certain legacy private equity investments totaling ~$220mm pre-tax, partially offset by a net legal benefit 1 See note 1 on slide 10 8

Outlook Firmwide  Expect FY2018 net interest income to be $55.5B+/-, market dependent  Expect FY2018 noninterest revenue growth of 7-8%, market dependent  Expect FY2018 adjusted expense of $63.5B+/-  Expect FY2018 effective income tax rate to be ~20%  Expect FY2018 average core loan growth of 6-7%, excluding CIB loans 9

Notes Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a fully taxable-equivalent (“FTE”) basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. For a reconciliation of the Firm’s results from a reported to managed basis, see page 7 of the Earnings Release Financial Supplement. 2. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. For a reconciliation from common stockholders’ equity to TCE, see page 9 of the Earnings Release Financial Supplement. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. Book value per share was $69.52, $68.85 and $66.95 at September 30, 2018, June 30, 2018 and September 30, 2017, respectively. TCE, ROTCE and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity. 3. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures. Adjusted expense excluded Firmwide legal expense/(benefit) of $20 million, $0 million and $(107) million for the three months ended September 30, 2018, June 30, 2018 and September 30, 2017, respectively. The adjusted overhead ratio measures the Firm’s adjusted expense as a percentage of adjusted managed net revenue. Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance. 4. Net charge-offs and net charge-off rates exclude the impact of purchased credit-impaired (“PCI”) loans. 5. CIB calculates the ratio of the allowance for loan losses to end-of-period loans excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio. Notes on key performance measures 6. The Basel III regulatory capital, risk-weighted assets and capital ratios (which become fully phased-in effective January 1, 2019), and the Basel III supplementary leverage ratio (“SLR”) (which was fully-phased in effective January 1, 2018), are all considered key regulatory capital measures. The capital adequacy of the Firm is evaluated against the Basel III approach (Standardized or Advanced) that results, for each quarter, in the lower ratio (the “Collins Floor”). These measures are used by management, bank regulators, investors and analysts to assess and monitor the Firm’s capital position. For additional information on these measures, including the Collins Floor, see Capital Risk Management on pages 82-91 of the Firm’s Annual Report on Form 10-K for the year ended December 31, 2017, and pages 43-47 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2018. 7. Core loans represent loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit. 10

Notes Additional Notes on slide 4 – Consumer & Community Banking 2. Actual numbers for all periods, not over/(under) 3. Firmwide mortgage origination volume was $24.5B, $23.7B and $29.2B for the three months ended September 30, 2018, June 30, 2018 and September 30, 2017, respectively 4. Excludes the impact of PCI loans, including PCI write-offs of $58mm, $73mm and $20mm for the three months ended September 30, 2018, June 30, 2018 and September 30, 2017, respectively. See note 4 on slide 10. The net charge-off/(recovery) rates for the three months ended September 30, 2018 and June 30, 2018 include recoveries from loan sales 5. Excludes Commercial Card Additional Notes on slide 5 – Corporate & Investment Bank 2. Actual numbers for all periods, not over/(under) 3. Client deposits and other third-party liabilities pertain to the Treasury Services and Securities Services businesses 4. Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off/(recovery) rate. ALL/EOP loans as reported was 0.91%, 0.89% and 1.17% at September 30, 2018, June 30, 2018 and September 30, 2017, respectively. See note 5 on slide 10 5. Reflects a reduction of approximately $140mm in FTE adjustments compared with the prior year quarter, resulting from the enactment of the Tax Cuts and Jobs Act Additional Notes on slide 6 – Commercial Banking 2. Actual numbers for all periods, not over/(under) 3. Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate and loan loss coverage ratio 4. Commercial and Industrial (“C&I”) and Commercial Real Estate (“CRE”) groupings for CB are generally based on client segments and do not align with regulatory definitions 11

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2017, and Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2018 and March 31, 2018, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase & Co.’s website (https://jpmorganchaseco.gcs- web.com/financial-information/sec-filings), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update any forward-looking statements. 12